UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    January 12, 2009

Commission File No. 000-16929

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

850 Bear Tavern Road, Suite 201 Ewing, NJ		08628
(Address of principal executive offices)		(Zip Code)
(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Accountants.

Sweeney, Matz & Co., LLC (“Sweeney”) was previously the principal accountants for DOR BioPharma, Inc. (the “Company”). On January 12, 2009, the Company dismissed Sweeney as its principal accountants. The Company’s Audit Committee authorized the  dismissal of Sweeney.

Sweeney’s audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2007 and December 31, 2006 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with Sweeney’s audits for the two fiscal years ended December 31, 2007 and December 31, 2006 and the subsequent interim period through January 12, 2009, there have been no disagreements with Sweeney on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sweeney, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through January 12, 2009, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company has requested that Sweeney furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 13, 2009, is filed as Exhibit 16.1 to this Report.

(b) New Independent Accountants.

On January 13, 2009, the Company engaged Amper, Politziner & Mattia, LLP (“Amper”) as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2008. The Company’s Audit Committee authorized  the Company’s engagement of Amper.

During the two most recent fiscal years and through January 12, 2009, the Company has not consulted with Amper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Amper concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                Title

16.1	Letter dated January 13, 2009 from Sweeney, Matz & Co., LLC to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DOR BIOPHARMA, INC.

January 13, 2009	by:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit                       No.                      Description

16.1	Letter dated January 13, 2009 from Sweeney, Matz & Co., LLC to the Securities and Exchange Commission.